Exhibit 10.1

FOURTH AMENDMENT AGREEMENT

This FOURTH AMENDMENT AGREEMENT (this “Amendment”) is made as of the 29th day of September, 2006 among:

(a)           EPIQ SYSTEMS, INC., a Missouri corporation (“Borrower”);

(b)           the Lenders, as defined in the Credit Agreement, as hereinafter defined;

(c)           KEYBANK NATIONAL ASSOCIATION, as lead arranger, sole book runner and administrative agent for the Lenders under the Credit Agreement (“Agent”);

(d)           NATIONAL CITY BANK OF THE MIDWEST, as co-documentation agent; and

(e)           SILICON VALLEY BANK, as co-documentation agent.

WHEREAS, Borrower, Lenders and Agent are parties to that certain Amended and Restated Credit and Security Agreement, dated as of November 15, 2005, that provides, among other things, for loans and letters of credit aggregating One Hundred Twenty-Five Million Dollars ($125,000,000), all upon certain terms and conditions (as amended and as the same may from time to time be further amended, restated or otherwise modified, the “Credit Agreement”);

WHEREAS, Borrower, Agent and the Lenders desire to amend the Credit Agreement to modify certain provisions thereof and add certain provisions thereto;

WHEREAS, each capitalized term used herein and defined in the Credit Agreement, but not otherwise defined herein, shall have the meaning given such term in the Credit Agreement; and

WHEREAS, unless otherwise specifically provided herein, the provisions of the Credit Agreement revised herein are amended effective as of the date of this Amendment;

NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein and for other valuable consideration, Borrower, Agent and the Lenders agree as follows:

1.             Amendment to Financial Covenants.  Section 5.7 of the Credit Agreement is hereby amended to delete subsections (a) and (b) therefrom and to insert in place thereof, respectively, the following:

(a)           Leverage Ratio.  The Companies shall not suffer or permit at any time the Leverage Ratio to exceed (i) 3.50 to 1.00 on the Closing Date through March 30, 2007, (ii) 3.25 to 1.00 on March 31, 2007 through September 29, 2007, and (iii) 3.00 to 1.00 on September 30, 2007 and thereafter.

(b)           Senior Leverage Ratio.  The Companies shall not suffer or permit at any time the Senior Leverage Ratio to exceed (i) 2.50 to 1.00 on the Closing Date through March 30, 2007, (ii) 2.25 to 1.00 on March 31, 2007 through September 29, 2007, and (iii) 2.00 to 1.00 on September 30, 2007 and thereafter.

2.             Retroactive Amendment to Post-Closing Items.  Section 4.3 of the Credit Agreement is hereby retroactively amended, effective as of the Closing Date, to delete subsection (a) therefrom and to insert in place thereof the following:

(a)           Control Agreement.  No later than thirty (30) days after the Closing Date (unless a longer period is provided for in this Section 4.3(a) or otherwise agreed to by Agent), Borrower shall have delivered to Agent an executed copy of a Control Agreement, in form and substance reasonably satisfactory to Agent, for each deposit account or securities account maintained by a Credit Party, unless (i) a Control Agreement was already provided for such deposit account in connection with the Original Credit Agreement, or (ii) otherwise agreed by Agent; provided that, in the event Borrower is not able to deliver any such Control Agreement, Borrower shall use its best efforts to move such account to a depository institution that can provide such Control Agreement as soon as practicable. Notwithstanding anything in this Agreement to the contrary, Borrower will not be required to deliver a Control Agreement for the securities account of Borrower (#48604181) held at Silicon Valley Bank, so long as (i) if the Leverage Ratio is equal to or greater than 2.50 to 1.00, the balance in such account does not exceed Five Million Dollars ($5,000,000) at any time, (ii) if the Leverage Ratio is less than 2.50 to 1.00 but greater than or equal to 2.00 to 1.00, the balance in such account does not exceed Ten Million Dollars ($10,000,000) at any time, or (iii) the Leverage Ratio is less than 2.00 to 1.00.

3.             Closing Items.  Concurrently with the execution of this Amendment, Borrower shall:

(a)           cause each Guarantor of Payment to execute the attached Acknowledgement and Agreement; and

(b)           pay all legal fees and expenses of Agent in connection with this Amendment.

4.             Representations and Warranties.  Borrower hereby represents and warrants to Agent and the Lenders that (a) Borrower has the legal power and authority to execute and deliver this Amendment; (b) the officers executing this Amendment have been duly authorized to execute and deliver the same and bind Borrower with respect to the provisions hereof; (c) the execution and delivery hereof by Borrower and the performance and observance by Borrower of the provisions hereof do not violate or conflict with the organizational agreements of Borrower or any law applicable to Borrower or result in a breach of any provision of or constitute a default under any other agreement, instrument or document binding upon or enforceable against Borrower; (d) no Default or Event of Default exists under the Credit Agreement, nor will any occur immediately after the execution and delivery of this Amendment or by the performance or observance of any provision hereof; (e) Borrower is not aware of any claim or offset against, or defense or counterclaim to, Borrower’s obligations or liabilities under the Credit Agreement or any Related Writing; and (f) this Amendment constitutes a valid and binding obligation of Borrower in every respect, enforceable in accordance with its terms.

5.             References to Credit Agreement.  Each reference that is made in the Credit Agreement or any Related Writing shall hereafter be construed as a reference to the Credit Agreement as amended hereby. Except as herein otherwise specifically provided, all terms and provisions of the Credit Agreement are confirmed and ratified and shall remain in full force and effect and be unaffected hereby. This Amendment is a Related Writing.

6.             Waiver.  Borrower, by signing below, hereby waives and releases Agent and each of the Lenders, and their respective directors, officers, employees, attorneys, affiliates and subsidiaries, from any and all claims, offsets, defenses and counterclaims of which Borrower is aware, such waiver and release being with full knowledge and understanding of the circumstances and effect thereof and after having consulted legal counsel with respect thereto.

7.             Counterparts.  This Amendment may be executed in any number of counterparts, by different parties hereto in separate counterparts and by facsimile signature, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

8.             Headings.  The headings, captions and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

9.             Severability.  Any term or provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the term or provision so held to be invalid or unenforceable.

10.           Governing Law.  The rights and obligations of all parties hereto shall be governed by the laws of the State of Ohio, without regard to principles of conflicts of laws.

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JURY TRIAL WAIVER.  BORROWER, THE LENDERS AND AGENT, TO THE EXTENT PERMITTED BY LAW, EACH HEREBY WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, AMONG BORROWER, THE LENDERS AND AGENT, OR ANY THEREOF, ARISING OUT OF, IN CONNECTION WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH THIS AMENDMENT OR ANY NOTE OR OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATED THERETO.

IN WITNESS WHEREOF, the parties have executed and delivered this Amendment as of the date first set forth above.

EPIQ SYSTEMS, INC.

By:	/s/ Elizabeth M. Braham
Elizabeth M. Braham
Secretary

KEYBANK NATIONAL ASSOCIATION, as Agent and as a Lender

By:
Name:
Title:

NATIONAL CITY BANK OF THE MIDWEST, as Co-Documentation Agent and as a Lender

By:
Name:
Title:

SILICON VALLEY BANK, as Co-Documentation Agent and as a Lender

By:
Name:
Title:

Signature Page to
Fourth Amendment Agreement

ACKNOWLEDGMENT AND AGREEMENT

The undersigned consent and agree to and acknowledge the terms of the foregoing Fourth Amendment Agreement dated as of September 29, 2006.  The undersigned further agree that the obligations of the undersigned pursuant to the Guaranty of Payment executed by the undersigned shall remain in full force and effect and be unaffected hereby.

The undersigned hereby waive and release Agent and the Lenders and their respective directors, officers, employees, attorneys, affiliates and subsidiaries from any and all claims, offsets, defenses and counterclaims of which the undersigned are aware, such waiver and release being with full knowledge and understanding of the circumstances and effect thereof and after having consulted legal counsel with respect thereto.

JURY TRIAL WAIVER.  THE UNDERSIGNED, TO THE EXTENT PERMITTED BY LAW, HEREBY WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, AMONG BORROWERS, AGENT, THE LENDERS AND THE UNDERSIGNED, OR ANY THEREOF, ARISING OUT OF, IN CONNECTION WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH THIS AMENDMENT OR ANY NOTE OR OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATED THERETO.

BANKRUPTCY SERVICES LLC		FINANCIAL BALLOTING GROUP, LLC
EPIQ SYSTEMS ACQUISITION, INC.
POORMAN-DOUGLAS CORPORATION		By:	/s/ Elizabeth M. Braham
HILSOFT, INC.			Elizabeth M. Braham
Secretary, Chief Financial Officer and Treasurer
By:	/s/ Elizabeth M. Braham
Elizabeth M. Braham
	Secretary	NMATRIX, INC.

		By:	/s/ Elizabeth M. Braham
NOVARE, INC.			Elizabeth M. Braham
Executive Vice President and Chief Financial Officer
By:	/s/ Elizabeth M. Braham
Elizabeth M. Braham
Treasurer and Secretary

EPIQ ADVISORY SERVICES, LLC

By:	/s/ Elizabeth M. Braham
Elizabeth M. Braham
Executive Vice President and Chief Financial Officer